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Exhibit 99.1

                                 NCR Corporation

           Quarterly Revenue and Operating income by Operating Segment

                                                                                                              Full Year
                                                                   Q1 2001    Q2 2001    Q3 2001    Q4 2001      2001
                                                                   -------    -------    -------    -------    -------
REVENUE
-------
Data Warehousing segment
Products                                                           $   162    $   164    $   124    $   173    $   623
Professional and Installation-related services                          74         90         77         93        334
                                                                   -------    -------    -------    -------    -------
  Data Warehousing Solution Revenue                                    236        254        201        266        957
  Data Warehousing Customer Service Maintenance Revenue                 46         46         49         51        192
                                                                   -------    -------    -------    -------    -------
  Total Data Warehousing Revenue                                       282        300        250        317      1,149

Financial Self Service segment
Products                                                               182        221        251        285        939
Professional and Installation-related services                          32         39         46         58        175
                                                                   -------    -------    -------    -------    -------
  Financial Self Service Solution Revenue                              214        260        297        343      1,114

Retail Store Automation segment
Products                                                               135        163        155        169        622
Professional and Installation-related services                          43         59         52         58        212
                                                                   -------    -------    -------    -------    -------
  Retail Store Automation Solution Revenue                             178        222        207        227        834

Systemedia segment
  Systemedia Revenue                                                   116        125        124        138        503

Payment and Imaging segment
Products                                                                28         30         29         34        121
Professional and Installation-related services                          15         16         16         18         65
                                                                   -------    -------    -------    -------    -------
  Payment and Imaging Solution Revenue                                  43         46         45         52        186

Customer Services segment
Products                                                                 -          1          -          1          2
Professional and Installation-related services                          69         82         79         88        318
Customer Service Maintenance:
  Financial Self Service                                               122        128        126        125        501
  Retail Store Automation                                              108        108        111        111        438
  Payment and Imaging                                                   30         30         29         26        115
  Other                                                                157        148        142        147        594
                                                                   -------    -------    -------    -------    -------
  Customer Services Revenue                                            486        497        487        498      1,968

Other segment
Products                                                                67         70         51         50        238
Professional and Installation-related services                          34         39         46         47        166
                                                                   -------    -------    -------    -------    -------
  Other Revenue                                                        101        109         97         97        404

Elimination of installation-related services revenue included in
both the Customer Services segment and the other segments              (44)       (60)       (65)       (72)      (241)
                                                                   -------    -------    -------    -------    -------

                                                                                                                 YTD
                                                                   Q1 2002    Q2 2002    Q3 2002    Q4 2002    Q3 2002
                                                                   -------    -------    -------    -------    -------
REVENUE
-------
Data Warehousing segment
Products                                                           $   161    $   172    $   145      $   -    $   478
Professional and Installation-related services                          74         83         84          -        241
                                                                   -------    -------    -------    -------    -------
  Data Warehousing Solution Revenue                                    235        255        229          -        719
  Data Warehousing Customer Service Maintenance Revenue                 55         54         57          -        166
                                                                   -------    -------    -------    -------    -------
  Total Data Warehousing Revenue                                       290        309        286          -        885

Financial Self Service segment
Products                                                               167        215        244          -        626
Professional and Installation-related services                          38         40         45          -        123
                                                                   -------    -------    -------    -------    -------
  Financial Self Service Solution Revenue                              205        255        289          -        749

Retail Store Automation segment
Products                                                                88        121        129          -        338
Professional and Installation-related services                          38         53         52          -        143
                                                                   -------    -------    -------    -------    -------
  Retail Store Automation Solution Revenue                             126        174        181          -        481

Systemedia segment
  Systemedia Revenue                                                   115        133        126          -        374

Payment and Imaging segment
Products                                                                31         26         26          -         83
Professional and Installation-related services                          10          9          9          -         28
                                                                   -------    -------    -------    -------    -------
  Payment and Imaging Solution Revenue                                  41         35         35          -        111

Customer Services segment
Products                                                                 1          1          -          -          2
Professional and Installation-related services                          42         50         55          -        147
Customer Service Maintenance:
  Financial Self Service                                               124        128        126          -        378
  Retail Store Automation                                              109        118        118          -        345
  Payment and Imaging                                                   25         26         28          -         79
  Other                                                                131        124        120                   375
                                                                   -------    -------    -------    -------    -------
  Customer Services Revenue                                            432        447        447          -      1,326

Other segment
Products                                                                49         42         39          -        130
Professional and Installation related services                          28         31         24          -         83
                                                                   -------    -------    -------    -------    -------
  Other Revenue                                                         77         73         63          -        213

Elimination of installation-related services revenue included in
both the Customer Services segment and the other segments              (39)       (46)       (50)         -       (135)
                                                                   -------    -------    -------    -------    -------